Business Combination (Tables)	6 Months Ended
Jun. 30, 2026
Business Combination [Abstract]
Schedule of Purchase Consideration to the Identifiable Assets Acquired and Liabilities

The following table summarizes the preliminary allocation of the purchase consideration to the identifiable assets acquired and liabilities assumed as of the acquisition date:

Fair value
Customer relationship	$8,675
Software	7,341
Goodwill	26,723
Deferred tax liabilities (1)	(4,004)
Total	$38,735

(1)	The Group recognized deferred tax liabilities related to the excess of the intangible assets reporting basis over its income tax basis as a result of the fair value adjustments in connection with the acquisition of QC Capital. The deferred tax liabilities will reverse as the intangible assets are amortized for financial statement reporting purposes.